                                                                   EXHIBIT 99.2

                         UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF COLUMBIA

------------------------------------
                                    )
UNITED STATES OF AMERICA            )
                                    )
                                    )
                  Plaintiff,        )     Case No. 1:94CV02331 (TFH)
                                    )
            v.                      )
                                    )
MOTOROLA, INC. and                  )
NEXTEL COMMUNICATIONS, INC.         )
                                    )
                  Defendants.       )
                                    )
------------------------------------)

                                  STIPULATION

It is stipulated by and between the undersigned parties, by their respective attorneys, that:

1. Nextel Communications, Inc. ("Nextel") has filed a motion requesting that the Court vacate the Final Judgment entered in this case on July 25, 1995. The United States has opposed this motion. The United States tentatively has agreed to the modification of the Final Judgment pursuant to the terms of the proposed Order attached as Exhibit A, but as a matter of policy does not finally consent to the modification of judgments without public notice and an opportunity for public comments. Therefore, the parties agree to the following procedures for modification of the Final Judgment. Pursuant to this stipulation, Nextel will move to modify the Final Judgment, and Nextel and the United States will jointly move the Court for an order establishing the procedures for modification of the Final Judgment.

2. Nextel will publish at its expense a notice of the proposed modification, in two consecutive issues of (a) The Wall Street Journal, and (b)
Communications Week International; and an order directing such publication may be entered by the Court without further notice to any party or any other proceedings.

3. The United States will publish in the Federal Register a notice announcing Nextel's motion and the Department's tentative consent to it, summarizing the Complaint, the Final Judgment, the Motion for Modification, and the Modified Final Judgment, describing the procedures for inspection and obtaining copies of relevant papers, and inviting the submission of comments.

4. After the conclusion of a 30-day period for public comment, the United States will within 30 days file with the Court copies of any comments that it receives and its response to those comments.

5. An Order to modify the July 25, 1995 Final Judgment entered in this cause of action is attached as Exhibit A. The parties request that the Court refrain from ruling upon the motion to modify until such time as it has received copies of any comments and the United States' response to those comments. The parties acknowledge the public interest in expediting these proceedings, and accordingly the parties respectfully request the Court to act on the proposed Order as soon as practicable after the United States has filed its response to public comments. The United States reserves its right to withdraw its consent to the motion to modify, which it may do at any time before the entry of an Order modifying the Final Judgment, by filing a notice of withdrawal of its consent with the Court and serving a copy of said notice upon defendants.

6. The parties agree that the proceedings in connection with Nextel's pending Motion to Vacate Consent Decree will be stayed pending final resolution of the motion to modify the Final Judgment, and Nextel agrees that if the proposed modification is entered, it will withdraw its Motion to Vacate Consent Decree.

7. Nextel agrees to take all appropriate actions on June 15, 1999 to terminate its contract to acquire the licenses of Geotek Communications, Inc. identified in Attachment A to the proposed Order modifying the Final Judgment.

8. In the event that the United States withdraws its consent to the proposed modification of the Final Judgment, or if the proposed Order modifying the Final Judgment is not entered pursuant to this Stipulation, then this Stipulation shall be of no effect whatsoever; the making of this Stipulation shall be without prejudice to any party in this or any other proceeding; and the Stipulation shall not thereafter be used in this or any other action or for any other purpose.

FOR PLAINTIFF
UNITED STATES OF AMERICA

                                           /s/ DONALD J. RUSSELL
                                           ---------------------
Joel I. Klein                              Donald J. Russell
Assistant Attorney General                 Chief
                                           Telecommunications Task Force

A. Douglas Melamed                         Claude Scott
Deputy Assistant Attorney General          Attorney
                                           Telecommunications Task Force
Constance K. Robinson                      United States Department of Justice
Director of Operations &                   Antitrust Division
Merger Enforcement                         1401 H Street, NW, Suite 8000
                                           Washington, D.C.  20005
                                           (202) 514-5808

Dated: June 13, 1999
       -------------

FOR NEXTEL COMMUNICATIONS, INC.

/s/ JAMES GAUCH
---------------
James Gauch
D.C. Bar # 447839
Jones, Day, Reavis & Pogue
51 Louisiana Ave. N.W.
Washington, D.C.  20001
(202) 879-3939

Dated: June 13, 1999
       -------------

                         UNITED STATES DISTRICT COURT
                         FOR THE DISTRICT OF COLUMBIA

------------------------------------
                                    )
UNITED STATES OF AMERICA            )
                                    )
                                    )
                  Plaintiff,        )     Case No. 1:94CV02331 (TFH)
                                    )
            v.                      )
                                    )
MOTOROLA, INC. and                  )
NEXTEL COMMUNICATIONS, INC.         )
                                    )
                  Defendants.       )
                                    )
------------------------------------)

                                     ORDER

The Court finds that modification of the Final Judgment entered July 25, 1995, as set forth below, is in the public interest, and hereby orders that the Final Judgment be modified as follows:

1. Section IV.A. of the Final Judgment shall be vacated, and replaced by the following:

      "A.   Defendants as a group may not hold or acquire licenses for more than one hundred eight (108) 900 MHz channels in any Category A City or more than fifty four (54) 900 MHz channels in any Category B City without the prior written permission of plaintiff."

2. Section IV.E. of the Final Judgment shall be vacated, and replaced by the following:

      "E. Notwithstanding the provisions of section IV. Paragraphs C and D, above, defendants may (1) refuse to terminate a management agreement, (2) exercise, maintain, enforce or claim a right of first refusal to purchase, or
(3) exercise, maintain, enforce or claim a right to select the SMR infrastructure equipment used by a 900 MHz channel in a Category A City when, including that channel, the defendants as a group control by license and by management agreement, combined, one hundred eight (108) or fewer 900 MHz channels in that city. Further, defendants may (1) refuse to terminate a management agreement, (2) exercise, maintain, enforce or claim a right of first refusal to purchase, or (3) exercise, maintain, enforce or claim a right to select the SMR infrastructure equipment used by a 900 MHz channel in a Category B City when, including that channel, the defendants as a group control by license and by management agreement, combined, fifty four (54) or fewer 900 MHz channels in that city."

3. Section IV.G. of the Final Judgment shall be vacated, and replaced by the following:

      "G.   Defendants are enjoined and restrained from entering into new management agreements for 900 MHz channels in any Category A or Category B Cities, except as to channels owned or managed by defendants as of August 4, 1994, without the prior written permission of plaintiff, unless the number of managed channels, in combination with the channels held or acquired by defendants is less than or equal to one hundred eight (108) 900 MHz channels if a Category A City and fifty four (54) 900 MHz channels if a Category B City. Defendants are further enjoined and restrained from holding or acquiring, either directly or indirectly, more than a five percent ownership interest in any corporation or entity that itself owns, controls, or manages, either directly or indirectly, 900 MHz channels in any Category A or B Cities without the prior written permission of the plaintiff unless the corporation's or entity's ownership, control or management of 900 MHz channels in combination with that of defendants is less than or equal to one hundred eight (108) 900 MHz channels if a Category A City and fifty four (54) 900 MHz channels if a Category B City."

4.    The Final Judgment shall be modified to include the following new Section
      IV.K.:

      "K. For the term of this Final Judgment as modified, Nextel is enjoined and restrained from acquiring any of the licenses identified in Attachment A."

5. Section VIII.C. of the Final Judgment shall be vacated, and replaced by the following:

      "C.   This Final Judgment shall expire October 30, 2000."

6.    Section VIII.E. of the Final Judgment shall be vacated.



                                          ----------------------------
                                          THOMAS F. HOGAN
                                          UNITED STATES DISTRICT JUDGE


Dated: